EXHIBIT 99.1


         SONOMAWEST HOLDINGS RETAINS CONTINENTAL STOCK TRANSFER & TRUST
                         COMPANY AS NEW TRANSFER AGENT


September 6, 2002

NEWS RELEASE

Contact: Thomas R. Eakin, Chief Financial Officer (707) 824-2001

SEBASTOPOL,  CA  ....................  SonomaWest Holdings,  Inc. (NASDAQ: SWHI)
(formerly Vacu-dry Company) today announced that it has retained Continental Stock Transfer & Trust Company as its new transfer agent replacing American
Stock Transfer & Trust Company in that capacity effective September 6, 2002. Shareholders can contact Continental Stock Transfer & Trust Company, located at 17 Battery Place, New York, New York 10004-1123, through its customer service line, (212) 509-4000.

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